AmTrust Financial

Exhibit 99.1

Who We Are

Multinational specialty property and casualty insurance company

Founded in 1998

Founders:  Michael and George Karfunkel, Barry Zyskind

Inside ownership 57%

NASDAQ ticker symbol “AFSI”

“A-” rating from A.M. Best

We focus on underserved, niche markets:

Small business workers’ compensation (42.1% of GPW 6 months ended
June 30, 2007)

Specialty risk and extended warranty (29.3% of GPW 6 months ended
June 30, 2007)

Specialty middle-market property and casualty (28.6% of GPW 6 months ended June 30, 2007)

We have grown our business organically and through opportunistic renewal rights transactions

High teens ROE business model

Company Overview

US only (31 states and DC)

$205 MM GPW in 2005

$258.9 MM GPW in 2006

$168.1 MM through 6/30/07

Insured Profile

Average premium < $5,000

Europe, US

$81 MM GPW in 2005

$132.8 MM GPW in 2006

$117.3 MM through 6/30/07

Warranty coverage for selected
consumer and commercial goods

50.6% of GPW through 6/30/07
was written outside US

US only (nationwide)

Entered through renewal rights
transaction from Alea

$446 MM GPW (2004) and over
$250 MM (9/30/05) for Alea

$134.3 MM in 2006

$114.3 MM through 6/30/07

Specialty Middle-Market P&C
Insurance

Specialty Risk and Extended
Warranty

Small Business Workers’
Compensation

Mix of Business

25.3%

28.5%

49.2%

71.5%

2006

2005

25.5%

0%

Gross Premiums Written

$526 MM

$286 MM

2006

2005

29.3%

42.1%

6/30/07

28.6%

$400 MM

YTD 6/30/07

Small Business Workers’ Compensation

Target Customers

Average annual premium
less than $5,000

Small employers –
typically underserved by
larger carriers

Average 6 employees

Low to mid hazard
profile

Underserved segment,
competitors include
state funds and
regional carriers

AmTrust Approach

Expense control

Paperless proprietary
underwriting system

Risks individually
underwritten

Prompt response to
agents and insureds

8,000 active agents

Result

Cost efficient strategy

Historically high retention
and renewal rates (over
80%)

Historical organic premium
growth of over 15%
annually

Target combined ratio
of 95% or better

Small Business Workers’ Compensation (cont’d)

Premium Distribution by State

(6 months ended June 30, 2007 )

11%

11.8%

5.8%

1.5%

2.7%

10.5%

10.2%

3.3%

1.4%

4.1%

25%

Greater than 5% Less than 10%

Less than 5%

No Operations

Greater than 10%

1.3%

1.7%

Specialty Risk and Extended Warranty

We provide extended warranties for a wide range of
consumer and commercial goods

Target Customers

Manufacturers and retailers of
consumer and commercial
goods

Geography

Europe (50.6% of GPW for
6 months ended 6/30/07)

US (49.4% of GPW for
6 months ended 6/30/07)

AmTrust Approach

Extensive front-end
diligence and actuarial
review for each new
product and client

Develop customized and
strictly defined policy
forms that fit the needs
of the client

Proactively managing
claims and adjusting
premiums if needed

Result

Profit center or cost
reduction for client

Cost effective for
warranty buyer

Profitable for AmTrust

Specialty Middle Market P&C (Alea)

Target Customers

Retail, wholesale, service
operations covered
through 25 wholesale
agents

Lines of business:
Workers’ compensation
(37%), general liability
(22%), commercial auto
liability (28%), other (13%)

AmTrust Approach

Extensive front-end
diligence and actuarial
review for each new
product and client

Develop customized and
strictly defined policy
forms that fit the needs
of the client

Leverage proprietary
technology systems
to process business
efficiently

Result

Business integration
on-going

Most of Alea’s former
senior management,
underwriting and support
team have joined AmTrust

Generated $114.3 MM
of gross premiums written
for the 6 months ended
6/30/07

Expansion of workers’ comp, general liability & commercial auto and property coverage

We have grown our business organically and through:

Key hires of underwriting teams in the US and Europe

Opportunistic renewal rights transactions

History of Disciplined Growth

Princeton Insurance
Company

Total book of business:

Approximately $111 MM

Dec.

2002

Renewal
Rights

Early

2003

Hired European
specialty risk and
extended warranty
insurance team hired in
London

Key Hires

Dec.

2003

The Covenant Group

Total book of business:

Approximately $62 MM

Renewal
Rights

Aug.

2004

Associated Industries
Insurance Company

Total book of business:

Approximately $100 MM

Renewal
Rights

Alea US

Small-, Middle-market
P&C book

Total book of business:

Approximately $450 MM
for 2004

Dec.

2005

Renewal
Rights

May

2006

Renewal
Rights

Muirfield Underwriters

Total book of business:

Approximately $60 MM

June

2006

Shell
Acquisition

Acquisition of Wesco
Insurance Co. (WIC), from
HSBC Insurance Co., an
affiliate of HIG

Feb.

2006

Raised ~$166 MM to
finance acquisition of
renewal rights of Alea
and fund growth in
existing businesses

144A Offering

April

2007

Acquisition of IGI
Group, Ltd.

Acquisition

June

2007

Acquisition

Announce plans
to acquire
Associated Industries
Insurance Services, Inc.
Expected to close in 3 rd
quarter 2007

July

2007

40% quota-share
reinsurance
agreement with
Maiden Insurance Co.

Reinsurance
Agreement

Renewal Rights Transaction Overview

Typically occur when an insurance company needs to raise cash quickly or exit line

Opportunity to re-underwrite and cherry pick the book of business

Access to historical loss data

Seasoned book of business

Hire key employees

Policy renewals at sole discretion of AmTrust

Continuing payments to selling carrier only if policies renewed by AmTrust

Continue relationships with agents

Right to renew another carrier’s insurance policies without assuming historical liabilities

These have been highly profitable, low risk transactions for AmTrust

Business Model

Deliver high teens ROE through:

Focus on earning underwriting profit

Target at or below 95% combined ratio

Proprietary technology platform designed to process small policies

Effective tax rate of less than 30%

Gross Premiums Written
$0
$100
$21.1
$76.4
$137.9
$204.6
$168.1
2003
2004
2005
2006

Net Combined Ratio
110%
100%
90%
80%
70%
60%
50%
67.5%
65.0%
65.7%
63.9%
64.0%
28.1%
2003
2004
2005
2006

AmTrust
FINANCIAL

Financial Performance

$97.5

$210.9

$526.0

91.9%

95.1%

94.8%

98.4%

We produce an underwriting profit by having consistent loss ratios and focusing on expenses

As our premium has grown, we have:

Increased our operating leverage

Decreased our expense ratio

$286.1

$399.7

89.6%

Recent Financial Results

Summary Income Statement

($ in millions)

Gross Premiums Written

Net Premiums Written

Net Premiums Earned

Fee Income

Net Investment Income and Realized Gains

Loss and LAE Expense

Acquisition Expense

Salaries and G&A Expense

Pretax Income from Continuing Operations

Income Tax Expense

Net Income from Continuing Operations

Annualized ROE from Net Income from Continuing Operations

Net Loss Ratio

Net Expense Ratio

Net Combined Ratio

2005

$286.1

259.2

216.0

8.2

16.4

142.0

30.1

33.4

29.6

6.7

$20.1

17.3%

65.7%

29.4%

95.1%

2006

$526.1

436.3

329.0

12.4

42.4

210.1

43.3

49.0

70.7

17.8

$48.4

21.1%

63.9%

28.1%

91.9%

6/30/2007

$399.7

324.1

249.1

8.8

35.7

159.6

32.0

31.5

59.5

16.6

$42.9

23.8%

64.0%

25.6%

89.6%

Recent Financial Position

Balance Sheet

($ in millions)

Cash and Investments

Reinsurance Recoverable

Premiums Receivable, Net

Goodwill & Intangible Assets

Other

Loss and LAE Reserve

Unearned Premium Reserve

(1)

Junior Subordinate Debentures

Other

Common Equity & APIC

Shareholders' Equity

Total Liabilities and Shareholders' Equity

1.

Trust Preferred Securities.

2.

Includes assets managed on behalf of others.

Preferred Stock

Book Value Per Share

12/31/05

$415.8

17.7

81.1

20.8

77.5

612.9

168.0

156.8

51.6

118.1

494.5

58.4

118.4

$612.9

60.0

12/31/06

$785.9

44.1

147.8

29.4

178.2

1,185.4

295.8

323.2

82.5

143.4

844.9

340.5

340.5

$1,185.4

-

$5.68

(2)

(2)

6/30/07

$1,052.2

52.3

239.3

40.4

269.8

1,654.0

386.0

452.0

123.7

287.6

1,249.3

379.2

379.2

$1,654.0

-

$6.32

(2)

(2)

Financial Objectives for Remainder
of 2007 and 2008

At least 20% Organic Growth in Premiums

Combined Ratio of 95% or better

Investment Yield of at least 6.0%

Effective Tax Rate less than 30%

ROE of 15% or higher

AmTrust Financial